UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 2, 2010
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As disclosed in its Current Report on Form 8-K dated March 28, 2010, Ford Motor Company ("Ford") and its subsidiary, Volvo Personvagnar Holding AB ("Volvo Holdco"), signed a stock purchase agreement (the "Agreement") with two subsidiaries of Zhejiang Geely Holding Group Company Limited ("Geely"), Mintime North America, LLC ("Mintime") and Geely Sweden AB ("Geely Sweden").  Pursuant to the terms of the Agreement, on August 2, 2010, Volvo Holdco sold and Geely Sweden acquired 100% of the outstanding shares of Volvo Personvagnar AB, which together with its subsidiaries is the main operating entity for the production and sale of Volvo-brand vehicles ("Volvo Car Corporation" or "VCC"), and Ford sold and Mintime acquired 100% of the membership interest of Volvo Cars of North America, LLC, the distributor of Volvo-brand vehicles in North America ("VCNA").  Pursuant to the Agreement, VCC, VCNA, and their respective subsidiaries (collectively, "Volvo") will retain or acquire certain assets presently used by Volvo, consisting principally of ownership of, or licenses to use, certain intellectual property ("Related Assets").

The total purchase price for VCC, VCNA and the Related Assets set forth in the Agreement was $1.8 billion, of which $200 million was to be paid in the form of a note (the "Note") and the balance to be paid in cash, with the cash portion subject to customary purchase price adjustments.  In accordance with the terms of the Agreement, at closing on August 2, 2010, Geely paid $1.3 billion in cash and issued the Note in the amount of $200 million.  The estimated purchase price adjustments used at closing (relating to estimated pension liabilities, debt, cash and working capital balances) are expected to be finalized and settled following final true-up of the purchase price adjustments later this year.  The final true-up is expected to result in additional proceeds to Ford.

The Note issued to Volvo Holdco is the obligation of the parent of Geely Sweden, and is guaranteed by the parent of the obligor.  The Note matures on November 2, 2015, and contains certain covenants, including with respect to the incurrence of indebtedness, liens, and merger and consolidation transactions.

As part of the arrangement between Ford and Geely, Ford will continue to supply Volvo with, for differing periods, powertrains, stampings and other vehicle components.  Volvo will continue to supply engines, stampings and other components to Ford for a period of time.  Ford also has committed to provide certain engineering support, information technology, access to tooling for common components, accounting and other selected services for a transition period to ensure a smooth separation process.

Pursuant to the terms of the secured credit agreement that Ford entered into in December 2006, as amended (the "Credit Agreement"), Ford is required to use about $300 million of the net cash proceeds from the sale of VCC to partially prepay certain outstanding term loans under the Credit Agreement.  For additional information, see the Amended and Restated Credit Agreement dated as of November 24, 2009 (filed as Exhibit 99.2 to Ford's Current Report on Form 8-K dated November 25, 2009).

Item 9.01. Financial Statements and Exhibits.

The following unaudited pro forma condensed statements of operations (consolidated and sector) for the year ended December 31, 2009 and the three months ended March 31, 2010, have been prepared to present our results of operations as if the sale of Volvo had occurred at the beginning of the respective periods.  The unaudited pro forma condensed balance sheets (consolidated and sector) at March 31, 2010 have been prepared to present our financial position as if the sale of Volvo had occurred on March 31, 2010.

The pro forma statements do not purport to be indicative of the financial position or results of operations of Ford as of such date or for such periods, nor are they necessarily indicative of future results.  As such, data in the pro forma statements differ from the actual sales proceeds calculated as of August 2, 2010 and disclosed in Item 2.01 above.  Further, the pro forma financial statements have not been adjusted for the ongoing mutual component supply activities or transitional services described in Item 2.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: August 2, 2010	By:	/s/ Louis J. Ghilardi
Louis J. Ghilardi
Assistant Secretary

Item 9.01. Financial Statements and Exhibits (Continued)

FORD MOTOR COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in millions, except per share amounts)

	Three Months Ended March 31, 2010				Year Ended December 31, 2009
	Historical	Pro Forma	Pro Forma		Historical	Pro Forma	Pro Forma
	Financial	Adjustments	Financial		Financial	Adjustments	Financial
	Statement	Volvo (a)	Statement		Statement	Volvo (a)	Statement
	(unaudited)	(unaudited)	(unaudited)		(unaudited)	(unaudited)	(unaudited)
Sales and revenues
Automotive sales	$28,894	$(3,523)	$25,371		$103,868	$(12,356)	$91,512
Financial Services revenues	2,672	—	2,672		12,415	—	12,415
Total sales and revenues	31,566	(3,523)	28,043		116,283	(12,356)	103,927

Costs and expenses
Automotive cost of sales	25,139	(2,949)	22,190		98,866	(11,907)	86,959
Selling, administrative and other expenses	3,089	(389)	2,700		13,029	(1,433)	11,596
Interest expense	1,701	(2)	1,699	(b)	6,790	(11)	6,779	(b)
Financial Services provision for credit and insurance losses	(41)	—	(41)		1,030	—	1,030
Total costs and expenses	29,888	(3,340)	26,548		119,715	(13,351)	106,364

Automotive interest income and other non-operating income/(expense), net	189	—	189		5,284	—	5,284
Financial Services other income/(loss)	126	—	126		552	—	552
Equity in net income/(loss) of affiliated companies	142	(3)	139		195	(45)	150
Income/(Loss) before income taxes	2,135	(186)	1,949		2,599	950	3,549
Provision for/(Benefit from) income taxes	50	(33)	17		(113)	(57)	(170)
Income/(Loss) from continuing operations	2,085	(153)	1,932		2,712	1,007	3,719
Income/(Loss) from discontinued operations	—	—	—		5	—	5
Net income/(loss)	2,085	(153)	1,932		2,717	1,007	3,724
Less: Income/(Loss) attributable to noncontrolling interests	—	—	—		—	—	—
Net income/(loss) attributable to Ford Motor Company	$2,085	$(153)	$1,932		$2,717	$1,007	$3,724

NET INCOME/(LOSS) ATTRIBUTABLE TO FORD MOTOR COMPANY
Income/(Loss) from continuing operations	$2,085	$(153)	$1,932	$2,712	$1,007	$3,719
Income/(Loss) from discontinued operations	—	—	—	5	—	5
Net income/(loss)	$2,085	$(153)	$1,932	$2,717	$1,007	$3,724

AMOUNTS PER SHARE ATTRIBUTABLE TO FORD MOTOR COMPANY COMMON AND CLASS B STOCK
Basic income/(loss)
Income/(Loss) from continuing operations	$0.62	$(0.05)	$0.57	$0.91	$0.34	$1.24
Number of shares used to compute amounts per share	3,365	3,365	3,365	2,991	2,991	2,991

Diluted income/(loss)
Income/(Loss) from continuing operations	$0.50	$(0.04)	$0.47	$0.86	$0.34	$1.17
Number of shares used to compute amounts per share	4,569	3,570	4,569	3,312	2,991	3,474

See endnotes.

Item 9.01. Financial Statements and Exhibits (Continued)

FORD MOTOR COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED SECTOR STATEMENT OF OPERATIONS
(in millions, except per share amounts)

	Three Months Ended March 31, 2010				Year Ended December 31, 2009
	Historical	Pro Forma	Pro Forma		Historical	Pro Forma	Pro Forma
	Financial	Adjustments	Financial		Financial	Adjustments	Financial
	Statement	Volvo (a)	Statement		Statement	Volvo (a)	Statement
	(unaudited)	(unaudited)	(unaudited)		(unaudited)	(unaudited)	(unaudited)
AUTOMOTIVE
Sales	$28,894	$(3,523)	$25,371		$103,868	$(12,356)	$91,512
Costs and expenses
Cost of sales	25,139	(2,949)	22,190		98,866	(11,907)	86,959
Selling, administrative and other expenses	2,220	(389)	1,831		8,354	(1,433)	6,921
Total costs and expenses	27,359	(3,338)	24,021		107,220	(13,340)	93,880
Operating income/(loss)	1,535	(185)	1,350		(3,352)	984	(2,368)

Interest expense	542	(2)	540	(b)	1,477	(11)	1,466	(b)
Interest income and other non-operating income/(expense), net	189	—	189		5,284	—	5,284
Equity in net income/(loss) of affiliated companies	138	(3)	135		330	(45)	285
Income/(Loss) before income taxes — Automotive	1,320	(186)	1,134		785	950	1,735

FINANCIAL SERVICES
Revenues	2,672	—	2,672		12,415	—	12,415
Costs and expenses
Interest expense	1,159	—	1,159		5,313	—	5,313
Depreciation	660	—	660		3,937	—	3,937
Operating and other expenses	209	—	209		738	—	738
Provision for credit and insurance losses	(41)	—	(41)		1,030	—	1,030
Total costs and expenses	1,987	—	1,987		11,018	—	11,018

Other income/(loss), net	126	—	126		552	—	552
Equity in net income/(loss) of affiliated companies	4	—	4		(135)	—	(135)

Income/(Loss) before income taxes — Financial Services	815	—	815		1,814	—	1,814

TOTAL COMPANY
Income/(Loss) before income taxes	2,135	(186)	1,949		2,599	950	3,549
Provision for/(Benefit from) income taxes	50	(33)	17		(113)	(57)	(170)
Income/(Loss) from continuing operations	2,085	(153)	1,932		2,712	1,007	3,719
Income/(Loss) from discontinued operations	—	—	—		5	—	5
Net income/(loss)	2,085	(153)	1,932		2,717	1,007	3,724
Less: Income/(Loss) attributable to noncontrolling interests	—	—	—		—	—	—
Net income/(loss) attributable to Ford Motor Company	$2,085	$(153)	$1,932		$2,717	$1,007	$3,724

NET INCOME/(LOSS) ATTRIBUTABLE TO FORD MOTOR COMPANY

Income/(Loss) from continuing operations	$2,085	$(153)	$1,932	$2,712	$1,007	$3,719
Income/(Loss) from discontinued operations	—	—	—	5	—	5
Net income/(loss)	$2,085	$(153)	$1,932	$2,717	$1,007	$3,724

AMOUNTS PER SHARE ATTRIBUTABLE TO FORD MOTOR COMPANY COMMON AND CLASS B STOCK
Basic income/(loss)
Income/(Loss) from continuing operations	$0.62	$(0.05)	$0.57	$0.91	$0.34	$1.24
No. of shares used to compute per share	3,365	3,365	3,365	2,991	2,991	2,991

Diluted income/(loss)
Income/(Loss) from continuing operations	$0.50	$(0.04)	$0.47	$0.86	$0.34	$1.17
No. of shares used to compute per share	4,569	3,570	4,569	3,312	2,991	3,474

See endnotes.

Item 9.01. Financial Statements and Exhibits (Continued)

FORD MOTOR COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2010
(in millions)

	Historical	Pro Forma		Pro Forma
	Financial	Adjustments		Financial
	Statement	Volvo		Statement
	(unaudited)	(unaudited)		(unaudited)
ASSETS
Cash and cash equivalents	$24,356	$—		$24,356
	—	1,301	(c)	1,301
	—	(665)	(d)	(665)
	—	(280)	(e)	(280)
Subtotal adjusted cash and cash equivalents	24,356	356		24,712
Marketable securities	21,883	—		21,883
Finance receivables, net	73,837	—		73,837
Other receivables, net	6,925	303	(f)	7,228
Net investment in operating leases	15,818	—		15,818
Inventories	6,292	—		6,292
Equity in net assets of affiliated companies	2,544	—		2,544
Net property	22,826	—		22,826
Deferred income taxes	2,861	—		2,861
Goodwill and other net intangible assets	192	—		192
Assets of held-for-sale operations	8,076	(8,076)	(g)	—
Other assets	6,358	—		6,358
Total assets	$191,968	$(7,417)		$184,551

Payables	$15,611	$149	(h)	$15,760
Accrued liabilities and deferred revenue	44,445	47	(i)	44,492
Debt	130,105	(377)	(j)(e)	129,728
Deferred income taxes	1,600	—		1,600
Liabilities of held-for-sale operations	5,644	(5,644)	(g)	—
Total liabilities	197,405	(5,825)		191,580

Equity
Capital stock
Common Stock, par value $0.01 per share (3,345 million shares issued)	33	—		33
Class B Stock, par value $0.01 per share (71 million shares issued)	1	—		1
Capital in excess of par value of stock	17,382	—		17,382
Accumulated other comprehensive income/(loss)	(11,199)	(1,609)	(g)	(12,808)
Treasury stock	(178)	17	(k)	(161)
Retained earnings/(Accumulated deficit)	(11,514)	—	(l)	(11,514)
Total equity/(deficit) attributable to Ford Motor Company	(5,475)	(1,592)		(7,067)
Equity/(Deficit) attributable to noncontrolling interests	38	—		38
Total equity/(deficit)	(5,437)	(1,592)		(7,029)
Total liabilities and equity	$191,968	$(7,417)		$184,551

________________
The following table includes assets to settle liabilities of the consolidated variable interest entities ("VIEs").  These assets and liabilities are included in the consolidated balance sheet above.

ASSETS
Cash and cash equivalents	$5,117	$—	$5,117
Finance receivables, net	54,471	—	54,471
Other receivables, net	25	—	25
Net investment in operating leases	10,765	—	10,765
Inventories	22	—	22
Net property	31	—	31
Other assets	39	—	39
LIABILITIES
Payables	22	—	22
Accrued liabilities and deferred revenue	504	—	504
Debt	47,929	—	47,929

See endnotes.

Item 9.01. Financial Statements and Exhibits (Continued)

FORD MOTOR COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED SECTOR BALANCE SHEET
March 31, 2010
(in millions)

	Historical Financial Statement	Pro Forma Adjustments Volvo		Pro Forma Financial Statement
	(unaudited)	(unaudited)		(unaudited)
ASSETS
Automotive
Cash and cash equivalents	$12,801	$356	(c)(d)(e)	$13,157
Marketable securities	12,491	—		12,491
Total cash, marketable and loaned securities	25,292	356		25,648
Receivables, net	3,332	303	(f)	3,635
Inventories	6,292	—		6,292
Deferred income taxes	493	—		493
Other current assets	2,797	—		2,797
Current receivable from Financial Services	2,834	—		2,834
Total current assets	41,040	659		41,699
Equity in net assets of affiliated companies	2,420	—		2,420
Net property	22,655	—		22,655
Deferred income taxes	5,600	—		5,600
Goodwill and other net intangible assets	183	—		183
Assets of held-for-sale operations	8,076	(8,076)	(g)	—
Other assets	1,726	—		1,726
Non-current receivable from Financial Services	256	—		256
Total Automotive assets	81,956	(7,417)		74,539
Financial Services
Cash and cash equivalents	11,555	—		11,555
Marketable securities	9,824	—		9,824
Finance receivables, net	77,439	—		77,439
Net investment in operating leases	13,780	—		13,780
Equity in net assets of affiliated companies	124	—		124
Goodwill and other net intangible assets	9	—		9
Other assets	4,330	—		4,330
Total Financial Services assets	117,061	—		117,061
Intersector elimination	(3,532)	—		(3,532)
Total assets	$195,485	$(7,417)		$188,068

LIABILITIES
Automotive
Trade payables	$11,898	$149	(h)	$12,047
Other payables	2,480	—		2,480
Accrued liabilities and deferred revenue	17,642	47	(i)	17,689
Deferred income taxes	2,949	—		2,949
Debt payable within one year	5,009	(67)	(j)(e)	4,942
Total current liabilities	39,978	129		40,107
Long-term debt	29,242	(310)	(j)(e)	28,932
Other liabilities	22,337	—		22,337
Deferred income taxes	524	—		524
Liabilities of held-for-sale operations	5,644	(5,644)	(g)	—
Total Automotive liabilities	97,725	(5,825)		91,900
Financial Services
Payables	1,233	—		1,233
Debt	96,286	—		96,286
Deferred income taxes	1,644	—		1,644
Other liabilities and deferred income	4,476	—		4,476
Payable to Automotive	3,090	—		3,090
Total Financial Services liabilities	106,729	—		106,729
Intersector elimination	(3,532)	—		(3,532)
Total liabilities	200,922	(5,825)		195,097

Equity
Capital stock
Common Stock, par value $0.01 per share (3,345 million shares issued)	33	—		33
Class B Stock, par value $0.01 per share (71 million shares issued)	1	—		1
Capital in excess of par value of stock	17,382	—		17,382
Accumulated other comprehensive income/(loss)	(11,199)	(1,609)	(g)	(12,808)
Treasury stock	(178)	17	(k)	(161)
Retained earnings/(Accumulated deficit)	(11,514)	—	(l)	(11,514)
Total equity/(deficit) attributable to Ford Motor Company	(5,475)	(1,592)		(7,067)
Equity/(Deficit) attributable to noncontrolling interests	38	—		38
Total equity/(deficit)	(5,437)	(1,592)		(7,029)
Total liabilities and equity	$195,485	$(7,417)		$188,068

See endnotes.

Item 9.01. Financial Statements and Exhibits (Continued)

FORD MOTOR COMPANY AND SUBSIDIARIES
NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

(a)	Carve-out of Volvo results included in our historical statements.
(b)	The interest savings from the use of $280 million of sale proceeds to partially prepay certain outstanding term loans as required pursuant to the terms of the Credit Agreement.
(c)
Anticipated cash proceeds from the sale of Volvo of $1.301 billion.  Amount is comprised of the portion of the purchase price to be settled in cash ($1.6 billion), and contractually defined purchase price adjustments ($299 million) for estimated pension liabilities, the cash to be transferred to the acquirer, net of debt, and the difference between actual and targeted working capital balances, had the sale occurred on March 31, 2010.

(d)	Volvo cash balances that would have been transferred to Geely had the sale occurred on March 31, 2010.
(e)	Use of $280 million of sale proceeds to partially prepay certain outstanding term loans as required pursuant to the terms of the Credit Agreement.
(f)
Portion of the purchase price to be paid in the form of a seller loan note ($200 million) and trade receivables ($103 million) between Ford and Volvo as of March 31, 2010 (eliminated as an intercompany item in our historical financial statements).

(g)	Carve out of assets, liabilities, and other accumulated other comprehensive income/(loss) of Volvo included in our historical financial statements.
(h)	Trade payables between Ford and Volvo as of March 31, 2010 (eliminated as an intercompany item in our historical financial statements).
(i)	Liabilities incurred in connection with the sale of Volvo.
(j)	Volvo debt that would have been transferred to Geely had the sale occurred on March 31, 2010 ($97 million).
(k)	Related to the transfer of shares held by the Volvo North America Employee Stock Ownership Plan.
(l)	Estimated gain/(loss) on the sale of Volvo as if sold on March 31, 2010.